UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 25, 2013

ActiveCare, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53570 (Commission File Number)	87-0578125 (IRS Employer Identification No.)

5095 West 2100 South, Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 974-9474

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

ActiveCare, Inc., a Delaware corporation (“ActiveCare” or the “Company”) held its Annual Meeting of Shareholders on March 25, 2013 (the “Annual Meeting”).  The Company has two classes of voting securities:  Common Stock and Series D Preferred Stock (which votes on an as-converted basis with the Common Stock).  As of the record date of the Annual Meeting, there were 46,507,280 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.  In addition, as of the record date, there were 789,402 shares of Series D Preferred Stock issued and outstanding, representing 39,470,010 votes on an as-converted basis with the Common Stock.  28,488,753 shares of Common Stock (approximately 61% of the total shares) were represented at the Annual Meeting by stockholders voting by proxy or in person.  There were also 665,028 (approximately 84% of the total shares) of Preferred Stock entitled to vote at the Annual Meeting on an as-converted basis equivalent to 33,233,748 shares of Common Stock, that were represented in person or by proxy.  On an as-converted basis, a total of approximately 72% of the issued and outstanding voting securities (or 61,822,501 shares of Common Stock) entitled to vote were represented by proxy or in person at the Annual Meeting.

The following matters were submitted and voted upon at the Annual Meeting:

1.	ActiveCare stockholders voted to elect five individuals to the Board of Directors for the succeeding year as set forth below:
Name	Number of Shares For*	Number of Shares Withheld*	Number of Shares Abstaining*	Broker Non-Votes*

James Carter	55,135,718	2,139,303	-	4,547,480
David G. Derrick	55,137,219	2,137,802	-	4,547,480
Jack Johnson	55,137,248	2,137,773	-	4,547,480
William Martin	54,661,891	2,613,130	-	4,547,480
Robert Welgos	55,137,248	2,137,773	-	4,547,480
______________

*Common Stock equivalents.

2.	ActiveCare stockholders voted to approve an Amendment to the Certificate of Incorporation enacting a 10-for-1 Reverse Stock Split:

Number of Shares For*	Number of Shares Against*	Number of Shares Abstaining*	Broker Non-Votes*

60,601,769	1,176,593	44,134	-
______________

*Common Stock equivalents.

3.	ActiveCare Stockholders voted on an advisory basis approving the compensation paid to the Company’s “named executive officers” for the year ended September 30, 2012:

Number of Shares For*	Number of Shares Against*	Number of Shares Abstaining*	Broker Non-Votes*

54,983,092	2,214,910	77,019	4,547,480
______________

*Common Stock equivalents.

4.	ActiveCare stockholders voted approval of future stockholder advisory votes regarding named executive officer compensation to be taken every three years:

Every 1 year*	Every 2 Years*	Every 3 years*	Abstain*	Broker Non-Votes*

6,653,368	2,461	49,601,588	1,017,604	4,547,480
______________

*Common Stock equivalents.

5.	Stockholders voted to approve the Company’s 2013 Equity Compensation Plan:

Number of Shares For*	Number of Shares Withheld*	Number of Shares Abstaining*	Broker Non-Votes*

53,990,509	2,188,842	1,095,670	4,547,480
______________

*Common Stock equivalents.

6.	Stockholders voted to ratify the Board’s selection of Tanner LC as its independent registered public accountant for fiscal year 2013 as set forth below:

Number of Shares For*	Number of Shares Withheld*	Number of Shares Abstaining*	Broker Non-Votes*

60,750,145	54	1,073,302	-
______________

*Common Stock equivalents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActiveCare, Inc.

By:	/s/ Michael G. Acton
Michael G. Acton Chief Financial Officer

Date: April 2, 2013